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                                                                    EXHIBIT 23.2

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-115796 of CenterPoint Energy, Inc. on Form S-8 of our report dated June 25, 2004 appearing in this Annual Report on Form 11-K of the CenterPoint Energy, Inc. Savings Plan for the year ended December 31, 2003.

/S/ DELOITTE & TOUCHE LLP
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Houston, Texas
June 28, 2005

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